UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) June 5, 2002


                                     0-13063
                            (Commission File Number)


                         ------------------------------


                          SCIENTIFIC GAMES CORPORATION
             (Exact name of registrant as specified in its charter)


            Delaware                                          81-0422894
     (State of Incorporation)                               (IRS Employer
                                                         Identification Number)


                 750 Lexington Avenue, New York, New York 10022
              (Address of registrant's principal executive office)


                                 (212) 754-2233
                         (Registrant's telephone number)


                         ------------------------------

Item 2.  Acquisition of Assets.

      On June 5, 2002 (the "Effective Date"), Scientific Games Corporation (the "Company"), acting through its wholly owned subsidiary Scientific Games Chile Limitada ("SciGames Chile"), completed the purchase from Epicentro S.A. and Inversiones Y Aesorias Iculpe Limitada (together, the "Sellers") of 65% of the issued and outstanding shares of Serigrafica Chilena S.A. ("SERCHI"), a leading supplier of lottery tickets, prepaid phone cards and promotional games in the Latin American market. Concurrently with the purchase, SERCHI changed its name to Scientific Games Latino America S.A.

      On the Effective Date, SciGames Chile paid the Sellers the aggregate amount of $3,900,000. The payment was made with funds provided by the Company to SciGames Chile from the Company's cash on hand at the Effective Date. The stock purchase agreement also provides for payments of up to $4,355,000 in cash or, subject to mutual agreement of the Company and the Sellers, shares of the Company's Class A common stock upon the achievement of certain financial performance levels of SERCHI over the next four years, as follows:

            (a) $875,000 on or before March 31, 2003, if SERCHI has achieved EBITDA of $1,485,000 for the nine months ending December 31, 2002 (the "2002 EBITDA Target"); provided that such payment will be reduced by an amount equal to two times the percentage of EBITDA that was not achieved multiplied by the 2002 EBITDA Target; and provided further that, if the EBITDA achieved is less than 80% of the 2002 EBITDA Target, no payment will be made based on earnings in year 2002;

            (b) $1,160,000 on or before March 31, 2004, if SERCHI has achieved EBITDA of $2,280,000 for the year ending December 31, 2003 (the "2003 EBITDA Target"); provided that such payment will be reduced by an amount equal to two times the percentage of EBITDA that was not achieved multiplied by the 2003 EBITDA Target; and provided further that, if the EBITDA achieved is less than 80% of the 2003 EBITDA Target, no payment will be made based on earnings in year 2003;

            (c) $1,160,000 on or before March 31, 2005, if SERCHI has achieved EBITDA of $2,520,000 for the year ending December 31, 2004 (the "2004 EBITDA Target"); provided that such payment will be reduced by an amount equal to two times the percentage of EBITDA that was not achieved multiplied by the 2004 EBITDA Target; and provided further that, if the EBITDA achieved is less than 80% of the 2004 EBITDA Target, no payment will be made based on earnings in year 2004;

            (d) $1,160,000 on or before March 31, 2006, if SERCHI has achieved EBITDA of $2,760,000 for the year ending December 31, 2005 (the "2005 EBITDA Target" and collectively with the 2002 EBITDA Target, the 2003 EBITDA Target and the 2004 EBITDA Target, the "Annual EBITDA Targets"); provided that such payment will be reduced by an amount equal to two times the percentage of EBITDA that was not achieved multiplied by the 2005 EBITDA Target; and provided further that, if the EBITDA achieved is less than 80% of the 2005 EBITDA Target, no payment will be made based on earnings in year 2005; and

            (e) if (i) the sum of the payments received by March 31, 2006 pursuant to clauses (a) through (d), above (collectively, the "Annual Earnout Payments"), is less than $4,355,000 due to SERCHI's failure to achieve any of the Annual EBITDA Targets and (b) SERCHI has achieved EBITDA of $9,045,000 for the period commencing April 1, 2002 and ending December 31, 2005, then the Sellers shall receive an additional payment equal to (x) $4,355,000 less (y) the Annual Earnout Payments.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Financial Statements of the Business Acquired

      It is impracticable to provide the required financial statements of SERCHI at this time. The required financial statements, if any, will be filed under cover of 8-K/A within 60 days of the date this Form 8-K was required to be filed.

(b)  Pro Forma Financial Information

      It is impracticable to provide the required pro forma financial information at this time. The required pro forma financial information, if any, will be filed under cover of 8-K/A within 60 days of the date this Form 8-K was required to be filed.

(c)  Exhibits

Exhibit No.       Description
-----------       -----------

2.1 Stock Purchase Agreement, dated June 5, 2002, among Scientific Games Corporation, Scientific Games Chile Limitada, Epicentro S.A., and Inversiones Y Aesorias Iculpe Limitada (the "Stock Purchase Agreement").

2.2               List of Omitted Annexes to the Stock Purchase Agreement.

                                Index to Exhibits

Exhibit No.       Description
-----------       -----------

2.1 Stock Purchase Agreement, dated June 5, 2002, among Scientific Games Corporation, Scientific Games Chile Limitada, Epicentro S.A., and Inversiones Y Aesorias Iculpe Limitada (the "Stock Purchase Agreement").

2.2               List of Omitted Annexes to the Stock Purchase Agreement.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    SCIENTIFIC GAMES CORPORATION


                                    By: /s/ Martin E. Schloss
                                       -----------------------------------
                                         Martin E. Schloss
                                         Vice President and Secretary

Date:  June 20, 2002